                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                      of

                             CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger entered into by and between CNB Bancshares, Inc. and National Bancorp, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated: May 19, 1998



                                        /s/ John D. Engelbrecht
                                        --------------------------------------
                                        John D. Engelbrecht

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                      of

                             CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger entered into by and between CNB Bancshares, Inc. and National Bancorp, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated: May 19, 1998



                                        /s/ Robert L. Koch, II
                                        --------------------------------------
                                        Robert L. Koch, II

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                      of

                             CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger entered into by and between CNB Bancshares, Inc. and National Bancorp, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated: May 19, 1998



                                        /s/ Larry J. Kremer
                                        --------------------------------------
                                        Larry J. Kremer

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                      of

                             CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger entered into by and between CNB Bancshares, Inc. and National Bancorp, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated: May 19, 1998



                                        /s/ Burkley F. McCarthy
                                        --------------------------------------
                                        Burkley F. McCarthy

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                      of

                             CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger entered into by and between CNB Bancshares, Inc. and National Bancorp, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated: May 19, 1998



                                        /s/ Robert K. Ruxer
                                        --------------------------------------
                                        Robert K. Ruxer

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                      of

                             CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger entered into by and between CNB Bancshares, Inc. and National Bancorp, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated: May 19, 1998



                                        /s/ Thomas W. Traylor
                                        --------------------------------------
                                        Thomas W. Traylor

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                      of

                             CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger entered into by and between CNB Bancshares, Inc. and National Bancorp, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated: May 19, 1998



                                        /s/ Edmund L. Hafer
                                        --------------------------------------
                                        Edmund L. Hafer

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                      of

                             CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger entered into by and between CNB Bancshares, Inc. and National Bancorp, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated: May 19, 1998



                                        /s/ Terrence A. Friedman
                                        --------------------------------------
                                        Terrence A. Friedman

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger entered into by and between CNB Bancshares, Inc. and National Bancorp, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated: May 19, 1998



                                        /s/ James E. Hutton
                                        --------------------------------------
                                        James E. Hutton

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                      of

                             CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger entered into by and between CNB Bancshares, Inc. and National Bancorp, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated: May 19, 1998



                                        /s/ Alton C. Wendzel
                                        --------------------------------------
                                        Alton C. Wendzel